Wachovia Mortgage Corporation
401 South Tryon Street, 22nd Floor
Charlotte NC 28288



                                                               WACHOVIA


                            Management Assessment

Wachovia Mortgage Corporation (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of asset-based securities transactions involving first lien mortgage loans (the Platform) as of and for the period ended December 31, 2006 except for servicing criteria 1122(d)(1)(iii), 1122(d)(3) (i)(A), 1122(d)(3)(i)(B), 1122(d)(3)(i)(C), 1122(d)(3)(i)(D), 1122(d)(3)(ii),
I122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(ii), 1122(d)(4)(xi),
1122(d)(4)(xii), 1122(d)(4)(xiii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform. With respect to servicing criteria 1122(d)(2)(i) and 1122(d)(4)(iv), management has engaged a vendor to perform the activities required by these servicing criteria. The Company's management has determined that the vendor is not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to the vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedure in place designed to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to the vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendor and related criteria. Exhibit A identifies the individual asset-backed transactions defined by management as constituting the Platform.

The Company's management has assessed the effectiveness of the Company's compliance with the applicable servicing criteria as of and for the period ended December 31, 2006. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph
(d) of Item 1122 of Regulation AB. (Exhibit B)

Based on such assessment, management believes that, as of and for the period ended December 31, 2006, the Company has complied in all material respects with the servicing criteria set forth in Item 1122 (d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2006. (Exhibit C).





February 27, 2007
                                                 /s/ Timothy Schuck
                                                  --------------------
                                                     Timothy Schuck
                                                  Senior Vice-President

                                                       2/27/07
                                                 --------------------
                                                        Date







EXHIBIT A


CSMC 2006-1
CWMBS 2006-J1
MSM 2006-2
CSMC 2006-2
MSM 2006-3AR
MSM 2006-5AR
BSALTA 2006-2
CSMC 2006-3
MSM 2006-6AR
BSABS 1 2006-AC3
MSM 2006-7
MSM 2006-8AR
GSR 2006-5F
PRIME 2006-1
GSR 2006-6F
MALT 2006-3
MSM 2006-9AR
NAAC 2006-AF2
CSMC 2006-7
GSAA 2006-14
MSM 2006-13ARX
CSAB 06-2
GSAA 2006-16
CSMC 2006-8
NAAC 2006-AR3
CSMC 2006-9
MSM 2006-17XS
NAAC 2006-AR4
GSAA 2006-19
HALO 2006-2
GSAA 2006-20


                                            Exhibit B


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                  Servicing
                                                                                                                     Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any                 X
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to                X
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                           X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect          X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the                     X            X(1)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor          X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash           X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash                X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured           X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l(b)(l) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized         X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                  Servicing
                                                                                                                     Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all               X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transactidn
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the                                             X(2)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)A     Servicer.

---------------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)B    (B) Provide information calculated in accordance with the terms                                        X(2)
                  specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)C    (C) are filed with the Commission as required by its rules and                                          X
                  regulations; and
---------------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)D    (D) agree with investors' or the trustee's records as to the                                           X(2)
                  total unpaid principal balance and number of mortgage loans serviced by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in                                                 X(2)
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two                                                X(2)
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports                                                 X(2)
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as             X(3)                             X(4)
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as                                                 X(4)
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool             X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more
                  than two business days after receipt, or such other number of         X             X(1)
                  days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree             X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's           X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorised personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------------------------------------------

----------


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                  Servicing
                                                                                                                     Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,         X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during          X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage         X
                  loans with variable rates are computed based on the related
1122(d)(4)(ix)    mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as             X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or                                                  X(5)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment                                              X(5)
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted                                                  X(5)
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are             X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

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Footnote 1 - Payments on mortgage loans received via a lockbox are collected by a vendor who deposits the funds into the appropriate custodial bank clearing account no more than two business days following receipt, or such other number of days specified in the transaction agreements,

Footnote 2 - Per SEC Telephone Interpretation 11.03, the Company provides information to another servicer (the Master Servicer) that enables the other party to complete its duties under the transaction agreement. The information conveyed to the Master Servicer by the Company is generated by servicing activities that fall under particular criterion in Regulation AB
Item 1122 (d)(4), Pool Asset Administration. As such, Management's Assessment addresses the accurate conveyance of the information as part of the applicable Regulation AB Item 1122(d)(4), Pool Asset Administration, criteria.

Footnote 3 -The Company did not own the pool assets when they were placed into a transaction included in the Platform. The Company originated the pool assets in the Platform and sold the pool assets to third parties servicing retained. These third pasties subsequently securitized the pool assets. As part of the sale agreement representations and warranties, the Company was responsible for perfection of the mortgage. Per the servicing activities related to this criterion, as outlined in SEC Telephone Interpretation
11.04, the Company's Management Assessment only includes the mortgage perfection servicing activity.

Footnote 4 -The Company did not own the pool asset when it was placed into a transaction included in the Platform. A third party owner of the pool asset is responsible for the maintenance and safeguarding of the collateral, security, mortgage loan and related documents. As such, these criteria are inapplicable servicing criteria to the Company.

Footnote 5 - The Company has outsourced these servicing criteria to vendors who are providing their own management assessment of the relevant criteria.